                                                                    EXHIBIT 99.2

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale


A. MONTHLY RECEIVABLES ACTIVITY

                                                  HOME FASHIONS       ALAMAC             TOTAL
                                                  -------------       ------             -----
1.  BEGINNING MONTHLY RECEIVABLES BALANCE                                           222,147,416.58

2.  Plus: Invoices                               137,354,933.90    24,504,403.74    161,859,337.64

3.  Less: Cash Collections                                                         (141,195,203.40)

4a. Less: Cash Discounts                            (261,586.64)      (51,868.89)      (313,455.53)
4b. Less: Returns & Allowances                    (2,921,112.74)     (497,171.42)    (3,418,284.16)
4c. Less: Other Credits                             (293,347.18)        1,828.83       (291,518.35)
          --------------------                   --------------    -------------   ---------------
4d.       Total Dilution                          (3,476,046.56)     (547,211.48)    (4,023,258.04)

5.  Less: Advertising Credits                     (2,668,023.66)            0.00     (2,668,023.66)

6.  Less: Net Write-Offs                                   0.00        81,379.62         81,379.62

7.  Less: Miscellaneous                                                                (629,857.76)
                                                                                   ---------------

8.  ENDING MONTHLY RECEIVABLES BALANCE                                              235,571,790.98
                                                                                   ===============


B. TURNOVER DAYS

1.       Turnover Days = (a + b) / 2 x (30 / c)

                                                                                    HOME FASHIONS          ALAMAC
                                                                                    -------------          ------
  (a).   Aggregate Receivables Balance as of beginning of immediately preceding    181,540,424.90      40,606,991.68
            Calculation Period
  (b).   Aggregate Receivables Balance as of most recent Cut-Off Date              191,436,044.31      44,135,746.67
  (c).   Aggregate Receivables generated during preceding Calculation Period       137,354,933.90      24,504,403.74
             (see A.2)
                                                                                   --------------      -------------
2.       TURNOVER DAYS (TD)                                                                 40.70              51.90
                                                                                   --------------      -------------

                                                                                                       -------------
3.       COMBINED TURNOVER DAYS                                                                                42.40
                                                                                                       -------------


C. INVESTOR CERTIFICATES AND PURCHASED INTERESTS

1.  INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):

    Investor Revolving Certificates                                         0.00
    Class A Fixed Principal Certificates                          115,000,000.00
    Class B Fixed Principal Certificates                           18,000,000.00
    Purchased Interests                                                     0.00
    -------------------                                           --------------
    Investor Invested Amount                                      133,000,000.00
                                                                  ==============


2.  INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):

    Investor Revolv. Cert                                                   0.00%
    Class A Fixed Principal Certificates                                    5.96%
    Class B Fixed Principal Certificates                                    6.26%
    Purchased Interests                                                     0.00%
    -------------------                                           --------------

    Weighted Avg. Interest Rate                                             6.00%
                                                                  ==============


3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
     ISSUANCE (SERIES 1994-1 CERTIFICATES):

    Class A Fixed Principal Certificates                          115,000,000.00
    Class B Fixed Principal Certificates                           18,000,000.00
                                                                  --------------

    Investor Invested Amount                                      133,000,000.00
                                                                  ==============


4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
     (AS OF MOST RECENT CUT-OFF DATE):

    Principle Funding Account Balance                                       0.00
                                                                  ==============


5.  WPS REVOLVING CERTIFICATE AMOUNT
     (AS OF MOST RECENT CUT-OFF DATE):

     WPS Revolving Certificate Amount                                       0.00
                                                                  ==============

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale

                                                                          page 2
D. LOSS RESERVE RATIOS

I.  CLASS B

         LOSS RESERVE RATIO = 2.0 x a x (b / c) x d
         where:
         (a)   highest 3-mon. average over the past 12 months of the "Aged
               Receivables Ratio" ending on most recent Cut-Off Date (see Schedule A)                         0.43%
         (b)   sum of total Receivables generated over past 4 months (see Schedule A)               569,199,866.81
         (c)   Balance of Eligible Receivables at most recent Cut-Off Date
                (see Daily Report for most recent Cut-Off Date)                                     186,860,407.92
         (d)   "Payment Term Variable" (see below)                                                           1.000

               Payment Term Variable, calculated with respect to each division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent
               Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c)
               1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days. (also see Definitions.)


                                                                                                    --------------
1.       LOSS RESERVE RATIO (CLASS B ONLY)                                                                    2.62%
                                                                                                    --------------


II.  CLASS A

         LOSS RESERVE RATIO = 2.5 x a x (b / c) x d where: (a), (b), (c) and (d) are defined and provided above.

                                                                                                    --------------
2.       LOSS RESERVE RATIO (CLASS A ONLY)                                                                    3.27%
                                                                                                    --------------




E. DILUTION RESERVE RATIOS

I.  CLASS B

         DILUTION RESERVE RATIO = [(2.0 x a) + ((b - a) x (b / a))] x (c / d)
         (a)    average of "Dilution Ratios" over the past 12 months (see Schedule B)                         2.36%
         (b)    highest 2-month "Dilution Ratio" over the past 12 months (see Schedule B)                     3.06%
         (c)    total sales over the past 2 months (see Schedule B)                                 296,516,972.16
         (d)    Balance of Eligible Receivables at most recent Cut-Off Date (see D.1(c))            186,860,407.92


                                                                                                    --------------
1.       DILUTION RESERVE RATIO (CLASS B ONLY)                                                                8.93%
                                                                                                    --------------


II.  CLASS A

         DILUTION RESERVE RATIO = [(2.5 x a) + ((b - a) x (b / a))] x (c / d) where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                    --------------
2.       DILUTION RESERVE RATIO  (CLASS A ONLY)                                                              10.81%
                                                                                                    --------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale

                                                                          page 3
F. APPLICABLE RESERVE RATIO


1.       Minimum Required Reserve Ratio                                                                        14.00% (1)
2.       Sum of Required Reserve Ratios (for Class B):
                Loss Reserve Ratio (see D.1)                                                                    2.62%
                Dilution Reserve Ratio (see E.1)                                                                8.93%
                                                                                                               -----
                                                                                                               11.55% (2)

3.       10% plus the product of (i) and (ii) where:                                                           10.00%
         (i) average of "Dilution Ratios" over last 12 mos. (see E.1(a))                                        2.36%
         multiplied by:
         (ii)     Invoices generated over latest 2 months              =           296,516,972.16  =
                 -----------------------------------------                         --------------
                       Unpaid Balance of Receivables                               235,571,790.98               1.26
                                                                                                               -----
                                                                                                               12.98% (3)


4.       APPLICABLE RESERVE RATIO*                                                                             14.00%

* The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.




G. DISCOUNT RATE RESERVE
         ** THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING INFORMATION IS USED IN THAT CALCULATION. ***

1.       Carrying Costs estimated to accrue over the next Calculation Period                              996,000.00
         (excluding interest on the WPS Finco Note)




H. GENERAL INFORMATION

1.       Servicer's Fee for the most recent Calculation Period                                            337,410.24
                                                                                                    ================


2.       Trustee's Fee for the most recent Calculation Period                                               1,416.67
                                                                                                    ================


3.       Accumulated amount paid to the Sellers for reinvestment in new Receivables
         during the revolving period for Series 1994-1 Certificates (inception to liquidation)      5,296,340,079.95
                                                                                                    ================

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale

                                                                          page 4
I. LOSS TO LIQUIDATION RATIO

1.       Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
         -----------------------------------------------------------------------------------

                                                                               HOME FASHIONS          ALAMAC             TOTAL
                                                                               -------------          ------             -----
                Preceding Calculation Period (see A.6)                                  0.00         (81,379.62)      (81,379.62)
                2nd Preceding Calculation Period                                        0.00               0.00             0.00
                3rd Preceding Calculation Period                                        0.00               0.00             0.00

2.       Total Cash Collections
         ------------------------
                Preceding Calculation Period (see A.3)                        120,800,520.10      20,394,683.30   141,195,203.40
                2nd Preceding Calculation Period                              114,640,884.19      16,787,712.35   131,428,596.54
                3rd Preceding Calculation Period                               84,972,843.12      15,329,998.89   100,302,842.01

4.       Loss to Liquidation Ratio = [3 months total of (1)] / [3 months total of (2)]
                                                                              --------------      -------------   --------------
         LOSS TO LIQUIDATION RATIO =                                                    0.00 %            (0.15)%          (0.02)%
                                                                              --------------      -------------   --------------




J. LIQUIDATION EVENTS AND PAYOUT EVENTS

                                                                                             Number of
1.       Portfolio-Based Liquidation Events (see 9.01 of PSA):                             Business Days     Triggered?
                                                                                           -------------     ----------
   A.    The calculated amount of (i) the difference of (a) sum of the Certificate               5.00             NO
         Calculation Amount plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.       Portfolio-Based Payout Events (see Series Supplements):                                       Trigger Percentage
                                                                                                       ------------------

   A.    (Class A Reserves - funds in Special Reserve Acct)    >     Trigger Percentage     40%, if WestPoint Receivables make up
         ----------------------------------------------------                                 90% or more of Net Elig. Receivables
                      Net Eligible Receivables                                              35%, on any other day
                                                                                                                          NO
   B.    For the last Business Day of any three consecutive Calculation Periods:

                      (Amt of funds in Equalization Acct and Set Aside Acct)          > 35%                  --           NO
         ---------------------------------------------------------------------------
         Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)




3.       Other Liquidation Events:

                Triggered ?          NO

                If yes, explain below.



4.       Servicer Defaults (see Section 10.01 of the Pooling and Servicing
         Agreement)

                Triggered ?          NO

                If yes, explain below.

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale

                                                                          page 5
K. DISCOUNT RATE

1.       Discount Rate = 12 x a / b

(a)      Carrying Costs accrued during the most recent Calculation Period             1,347,000.00
             (including WPS Finco Note interest)
(b)      Aggregate Unpaid Balance of all Receivables as of the most recent          235,571,790.98
         Cut-off Date  (see A.8)

                                                                                    --------------
2.       DISCOUNT RATE                                                                        6.86%
                                                                                    --------------




L. PURCHASE PRICE PERCENTAGE (See Section 2.2 of RPA)

                                                                            HOME FASHIONS           ALAMAC
                                                                            -------------           ------
1.       Turnover Days (TD) (see B.2)                                           40.70               51.90

2.       Profit Discount                                                         0.20 %              0.20 %

3.       Purchase Discount Reserve Ratio  (PDRR)

         PDRR (TD / 360 x Discount Rate) + Profit Discount =                     0.98 %              1.19 %

4.       Loss to Liquidation Ratio (LLR) (see I.4)                               0.00 %             (0.15)%

5.       Purchase Price Percentage (PPP)

         PPP = 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =      99.02 %             98.96 %

                                                                                -----               -----
6.       PURCHASE PRICE PERCENTAGE                                              99.02 %             98.96 %
                                                                                -----               -----




M. DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.       Total amount distributed in the preceding Calculation Period                   $ AMOUNT    INTEREST RATE
                                                                                       ----------   -------------
                (A)   Class A Certificateholders                                       571,390.28          N/A
                (B)   Class B Certificateholders                                        94,085.00          N/A
                (C)   Investor Revolving Certificateholders (non-use fees not incl)          0.00          N/A

2.       Total amount allocable to Interest and Interest Rate

                (A)   Class A Certificateholders                                       571,390.28       5.7700%
                (B)   Class B Certificateholders                                        94,085.00       6.0700%
                (C)   Investor Revolving Certificateholders (non-use fees not incl)          0.00       0.0000%

3.       Total amount allocable to Principle

                (A)   Class A Certificateholders                                             0.00          N/A
                (B)   Class B Certificateholders                                             0.00          N/A
                (C)   Investor Revolving Certificateholders                                  0.00          N/A

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale

                                                                          page 6
N. DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                                Dollar Amount   % Ending Rec Bal
                                                                                -------------   ----------------
1.       Delinquent  1 -  30 days                                               10,613,651.41          4.51%
         Delinquent 31 -  60 days                                                2,645,460.41          1.12%
         Delinquent 61 -  90 days                                                  667,099.37          0.28%
         Delinquent 91 - 120 days                                                  768,531.04          0.33%
         Delinquent over 120 days                                                1,847,997.04          0.78%
                                                                                -------------          ----

         Total Delinquent Balance                                               16,542,739.27          7.02%

2.       Ending Monthly Receivables Balance (see A.8)        235,571,790.98




AGED RECEIVABLES RATIO                                                SCHEDULE A


                                   91 TO
                                  120 DAYS
                                  PAST DUE                        SALES
                                  --------                        -----
PRECEDING CUT-OFF DATE           768,531.04                  161,859,337.64
2ND PREC. CUT-OFF DATE           471,962.60                  134,657,634.52
3RD PREC. CUT-OFF DATE           283,581.51                  129,472,584.88
4TH PREC. CUT-OFF DATE           591,613.90                  143,210,309.77
5TH PREC. CUT-OFF DATE           456,603.11                  123,839,319.24

AGED RECEIVABLES RATIO  =   Rec. 91 to 120 days past due as of Prec Calc  Pd
                            plus write-offs per Aged Receiv. Ratio definition*    =       768,531.04
                            --------------------------------------------------        --------------
                                         Sales in month 4 mos. prior                  123,839,319.24

                            ------------
                        =           0.62%
                            ------------

*  see "Definitions" for further explanation


AGED RECEIVABLES RATIO:
-----------------------
Preceding Calculation Period (from above)                                                       0.62%
2nd Preceding Calculation Period (from preceding Settlement Statement)                          0.36%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                      0.15%

PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                     0.38%
 2nd preceding month's 3-month average of Aged Receivables Ratio                                0.31%
 3rd                      "                                                                     0.29%
 4th                      "                                                                     0.30%
 5th                      "                                                                     0.21%
 6th                      "                                                                     0.21%
 7th                      "                                                                     0.22%
 8th                      "                                                                     0.25%
 9th                      "                                                                     0.34%
 10th                     "                                                                     0.36%
 11th                     "                                                                     0.43%
 12th                     "                                                                     0.31%


                                                                                      --------------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                     0.43%
                                                                                      --------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale

                                                                          page 7
DILUTION RATIO                                                        SCHEDULE B


         Dilution Ratio =        Total Dilution in Calculation Period
                             --------------------------------------------
                             Sales in month two Calculation Periods prior                              2-MON. AVG
                                                                                                         OF THE
                                     DILUTION                 SALES                 DILUTION RATIO   DILUTION RATIO
                                     --------                 -----                 --------------   --------------
PRECEDING CUT-OFF DATE             4,023,258.04          161,859,337.64                  3.11%            3.06%
2ND PREC. CUT-OFF DATE             4,318,603.59          134,657,634.52                  3.02%            2.90%
3RD PREC. CUT-OFF DATE             3,435,369.48          129,472,584.88                  2.77%            2.56%
4TH PREC. CUT-OFF DATE             3,105,369.96          143,210,309.77                  2.36%            2.06%
5TH PREC. CUT-OFF DATE             3,366,316.15          123,839,319.24                  1.84%            1.84%
6TH PREC. CUT-OFF DATE             2,575,683.11          131,771,603.00                  1.84%            2.07%
7TH PREC. CUT-OFF DATE             3,450,695.00          182,978,539.65                  2.29%            1.93%
8TH PREC. CUT-OFF DATE             2,445,581.77          139,816,809.55                  1.58%            1.85%
9TH PREC. CUT-OFF DATE             2,926,509.01          150,740,100.48                  2.16%            2.39%
10TH PREC. CUT-OFF DATE            3,217,459.28          155,240,862.90                  2.65%            2.53%
11TH PREC. CUT-OFF DATE            3,536,487.28          135,678,578.17                  2.44%            2.39%
12TH PREC. CUT-OFF DATE            2,791,631.38          121,499,827.00                  2.33%            2.63%
13TH PREC. CUT-OFF DATE            3,537,197.81          145,207,903.51
14TH PREC. CUT-OFF DATE            3,094,301.11          119,648,074.96
15TH PREC. CUT-OFF DATE            3,893,519.45          121,377,709.60
16TH PREC. CUT-OFF DATE            3,694,621.39          126,806,177.55

                                                                                         ----
AVERAGE OVER PAST 12 MONTHS                                                              2.36%
                                                                                         ----

                                                                                                          ----
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                               3.06%
                                                                                                          ----

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale

                                                                          page 8
AVAILABLE SUBORDINATION AMOUNT (CALCULATE DURING LIQUIDATION PERIOD)  SCHEDULE C

A.  On Liquidation Commencement Date
1.       Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day             0.00
2.       Less: Certificate Calculation Amount as of next preceding Business Day                                0.00
3.       Less: PI Calculation Amount as of next preceding Business Day                                         0.00
4.       Plus: Balance of deposit in Equalization Account at end of next preceding Business Day                0.00
5.       Less: Discount Rate Reserve as of next preceding Business Day                                         0.00
                                                                                                               ----
6.       AVAILABLE SUBORDINATION AMOUNT                                                                        0.00


B.  On each Settlement Date after the Liquidation Commencement Date

1.       Available Subordination Amount as calculated on next preceding Settlement Date                        0.00
2.       Less: Charge-off Amount (if positive) for most recently ended Calculation Period                      0.00
3.       Plus: Net Recoveries (if positive) for most recently ended Calculation Period                         0.00
                                                                                                               ----
4.       AVAILABLE SUBORDINATION AMOUNT                                                                        0.00




ALLOCABLE CHARGED-OFF AMOUNT (CALCULATE DURING LIQUIDATION PERIOD)    SCHEDULE D


A. If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B. On the first Settlement Date on which the Available Subordination Amount is reduced to 0, Allocable Charged-off Amount equals (1) minus
         (2), if positive:

         1.     Charged-off Amount for most recently ended Calculation Period                                  0.00
         2.     Available Subordination Amount as of next preceding Settlement Date                            0.00
                                                                                                               ----
                          Allocable Charged-off Amount                                                         0.00

C. On each subsequent Settlement Date, the Allocable Charged-off Amount equals the Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage              0.00
         2. Allocable Charged-off Amount            0.00
                                                    ----
         3. WPSF allocation (1) x (2)                        -------  >>                                             0.00

Second, to the Investor Certificates and Purchased Interests:

         (i) to the Subordinated Classes and Subordinated Purchased Interests,
            in accordance to their respective Class Allocation Percentages, until their respective Class Invested Amounts and PI Invested
            Amounts have been reduced to 0                                                                           0.00

         (ii) to the Senior Classes and Senior Purchased Interests, in
            accordance to their respective Class Allocation Percentages, until
            their respective Class Invested Amounts have been reduced to 0.                                          0.00
                                                                                                                     ----
                                                                                                                     0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  01:26 PM
Prepared by             Linda Lauderdale

                                                                          page 9
NET RECOVERIES (CALCULATE DURING LIQUIDATION PERIOD)                  SCHEDULE E


A. If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B. Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage              0.00
         2. Total Net Recoveries                    0.00
                                                    ----
         3. WPSF allocation (1) x (2)                        -------  >>                                             0.00

Second, to the Investor Certificates and Purchased Interests:

         (i)to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation 0.00 Percentages, until all previous reductions to their respective Class Invested Amounts and
            PI Invested Amounts on account of Allocable Charged-Off Amounts have
            been reinstated                                                                                          0.00

        (ii)to the Subordinated Classes and Subordinated Purchased Interests,
            in accordance to their respective Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and
            PI Invested Amounts on account of Allocable Charged-Off Amounts have
            been reinstated                                                                                          0.00
                                                                                                                     ----
                                                                                                                     0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                  15-May-97                                 14-May-97
Preceding Report Date        15-Apr-97                                  02:31 PM
Prepared by             Linda Lauderdale


                      INFORMATION FOR SETTLEMENT STATEMENT

                                    MAY 1997


G(1). ESTIMATED CARRYING COSTS TO ACCRUE: 5/04-5/31


INTEREST: /360   # DAYS     INT RATE    CERT. AMOUNT                   CALC. INTEREST
                                                                       --------------
      360          15        5.9575%   115,000,000.00      5/04-5/18      285,463.54
      360          15        6.2575%    18,000,000.00      5/04-5/18       46,931.25
      360          13        5.9575%   115,000,000.00      5/19-5/31      247,401.74
      360          13        6.2575%    18,000,000.00      5/19-5/31       40,673.75
      360                                                                       0.00
      360                                                                       0.00
      360                                                                       0.00
      360                                                                       0.00
                                                                          ----------
                                                                          620,470.28

NON-USE: /360    # DAYS     INT RATE     UNUSED AMT.                       CALC. FEE
                                                                           ----------
      360          28        0.3000%    27,000,000.00      5/04-5/31        6,300.00
      360                                                                       0.00
      360                                                                       0.00
      360                                                                       0.00
      360                                                                       0.00
      360                                                                       0.00
      360                                                                       0.00
      360                                                                       0.00
                                                                          ----------
                                                                            6,300.00


CURRENT MONTH SERVICE FEE: (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
         DIVIDED BY 12)
                                                 ENDING A/R                CALC. FEE
                                          -----------------------         ----------
             2.00%    12                  221,456,808.86 (4/1/97)         369,094.68


TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
                                                                          ----------
      (ROUNDED TO 000)                    PLUS SERVICE FEE)               996,000.00
                                                                          ----------

                      INFORMATION FOR SETTLEMENT STATEMENT

                                    MAY 1997

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                          H. FASHIONS             ALAMAC                TOTAL
                        ---------------       --------------      ---------------
BEGINNING A/R            181,540,424.90        40,606,991.68       222,147,416.58
SALES                    137,354,933.90        24,504,403.74       161,859,337.64
                        ------------------------------------
COLLECTIONS**           (120,800,520.10)      (20,394,683.30)     (141,195,203.40)
                        ------------------------------------
DILUTION                  (3,476,046.56)         (547,211.48)       (4,023,258.04)
ADVERTISING               (2,668,023.66)                0.00        (2,668,023.66)
WRITE-OFFS                         0.00            81,379.62            81,379.62
MISC.*                      (514,724.17)         (115,133.59)         (629,857.76)
-------------           ---------------       --------------      ---------------
ENDING A/R               191,436,044.31        44,135,746.67       235,571,790.98

                        OK                    OK                  OK

*   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A). CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
         (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

                 INTEREST                                             740,959.44
                 NON-USE FEE                                            7,650.00
                 SERVICE FEE                                          337,410.24
                 FINCO NOTE INTEREST                                  261,059.50
                 -------------------                                ------------

                                                                    ------------
                 TOTAL (ROUNDED TO 000)                             1,347,000.00
                                                                    ------------

                            A/R BALANCE BY TERMS TYPE @ 5/3/97

                                                     A/R AMOUNT
                         ----------------------------------------------------------------
   DIVISION                   30 DAYS         60 DAYS           OTHER           TOTAL
--------------           ----------------------------------------------------------------
ALAMAC                       823,337.76    39,557,556.17    3,754,852.74    44,135,746.67

% TO TOTAL                         1.87%           89.63%           8.51%


HOME FASHIONS            150,035,544.00    31,091,323.90   10,309,176.41   191,436,044.31

% TO TOTAL                        78.37%           16.24%           5.39%


TOTAL                    150,858,881.76    70,648,880.07   14,064,029.15   235,571,790.98

% TO TOTAL                        64.04%           29.99%           5.97%


               WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

30 DAYS           % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                        21.00
60 DAYS           % TO TOTAL FOR 60 DAYS TIMES 60                                   17.99
                                                                                    -----

TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                39.00
                                                                                    =====

                        --------------------------------
                              PAYMENT TERM VARIABLE
                        --------------------------------
                                                                                    -----
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                            1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375
                                                                                    -----




            ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE


                                                                       OVERDUE POSITION
                     TOTAL       ---------------------------------------------------------------------------------------------
 DIVISION         RECEIVABLE          TOTAL        TO 30 DAYS     31 - 60 DAYS    61 - 90 DAYS   91 - 120 DAYS   OVER 120 DAYS
                                 ---------------------------------------------------------------------------------------------
HOME FASH.      189,176,546.57   14,167,123.35    9,631,025.60    2,327,890.13     477,778.10      673,733.34    1,056,696.18
ALAMAC           44,135,746.67    1,403,600.97      559,223.89       67,208.80       7,774.10       16,485.94      752,908.24
CORPORATE         2,259,497.74      972,014.95      423,401.92      250,361.48     181,547.17       78,311.76       38,392.62
                --------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------
TOTAL           235,571,790.98   16,542,739.27   10,613,651.41    2,645,460.41     667,099.37      768,531.04    1,847,997.04
                --------------------------------------------------------------------------------------------------------------

                           [WESTPOINT STEVENS LETTERHEAD]



Craig J. Berlin
Corporate Credit Director                                        May 15, 1997
Senior Credit Officer


        TO:     Chemical Bank
                The First National Bank of Chicago
                WPS Receivables Corporation
                Standard & Poor's Ratings Group
                Moody's Investor Services

                WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

                1.  This Certificate is being delivered pursuant to Section
        3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

                2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

                IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of May, 1997.


                                                WESTPOINT STEVENS INC.



                                                By: /s/ Craig J. Berlin
                                                   ------------------------
                                                   Craig J. Berlin
                                                   Corporate Credit Director
                                                   Senior Credit Officer


CJB/zkp